EXHIBIT 99.7

                            AGREEMENT FOR TRANSFER OF
                        OWL CREEK AND ESCROW INSTRUCTIONS

     This Agreement for Transfer of Owl Creek and Escrow Instructions (this "Agreement") is made as of the 26th day of February, 1999, by and between Scotia Pacific Company LLC, a Delaware limited liability company ("Scotia"), and the State of California acting by and through the California Wildlife Conservation Board ("State").

                                    RECITALS

     A. Pursuant to Section 5(a) of Assembly Bill 1986 set forth in Chapter 615 of the Statutes of 1998 of the State of California ("AB 1986"), up to $80,000,000.00 was appropriated for the purchase of certain real property in Humboldt County, California commonly known as "Owl Creek". Owl Creek is depicted on Exhibit A hereto and is identified as "Owl Creek" (MMCA) in the draft Habitat Conservation Plan submitted by Pacific Lumber Company, dated July, 1998, and is referred to herein as the "Property". The State desires to acquire the Property as authorized in AB 1986, as provided for herein.

     B. Title to the Property is held as of the date hereof by Scotia. Scotia may convey Owl Creek to an affiliated company or companies prior to its transfer to State on the condition that such transferee assume in writing the obligations under this Agreement. Scotia and any affiliated company or companies to whom Owl Creek may be conveyed are hereinafter individually and collectively referred to as the "Transferor." Scotia is willing to cause the conveyance of the Property to State on the terms set forth herein.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                        ARTICLE 1: CONVEYANCE OF PROPERTY

     Scotia agrees to convey or obtain the agreement of the Transferor to convey the Property to the State, and the State agrees to acquire the Property, on the terms and conditions set forth in this Agreement, subject, however, to the termination rights of Scotia set forth in Article 3 below.

                            ARTICLE 2: CONSIDERATION

     2.1 Consideration Amount. As used herein, the term "Consideration Amount" shall mean an amount equal to the lesser of $79,650,000 or the fair market value of the Property (defined as "FMV" in Section 2.3 below), as
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determined pursuant to Section 2.3. As consideration for conveyance of the
Property to the State, the State agrees to pay the Consideration Amount in cash (except as hereinafter provided) at the "Closing" (as defined below) to an entity designated by Scotia at the Closing. Notwithstanding anything in this Agreement to the contrary, the Consideration Amount, together with any costs to be borne by State under this Agreement, shall not in the aggregate exceed the total amount of funds allocated to the acquisition of the Property and the costs of the transaction herein under AB 1986. Notwithstanding anything herein to the contrary, the State, at its option and election in the event it obtains legislative authorization to do so (the "Legislation"), may, after notice to Transferor at least 30 days prior to the Closing Date, pay the Purchase Price to Scotia in four equal annual consecutive installments with the first installment being paid on the Closing Date. The Closing Date shall occur no later than the later of the State fiscal year immediately following the fiscal year in which close of escrow occurs pursuant to that certain Agreement for Transfer of Grizzly Creek and Escrow Instructions and Option Agreement dated of even date herewith, by and between the Pacific Lumber Company and the State or June 30, 2001. The first such installment shall be paid at the Closing. The balance of the Consideration Amount shall be evidenced by a Promissory Note in negotiable form reasonably acceptable to the parties (the "Note"), and at the discretion of Scotia, be secured by a Deed of Trust in form reasonably acceptable to the parties (the "Deed of Trust"), encumbering the Property and recorded at the Closing (collectively, the "Debt Instruments"). Transferor shall not object or speak in opposition to the Legislation and shall use its best efforts regarding supporting the Legislation.

     2.2 Legal Description. Scotia shall promptly prepare a legal description of the Property and provide it to State. Such description shall be delivered to State no later than 60 days after the date of this Agreement.

     2.3 Determination of the Fair Market Value ("FMV"). The fair market value ("FMV") of the Property shall be determined by licensed and qualified real estate appraisers in accordance with the requirements of AB 1986. The appraisal and its review and approval by the State Department of General Services (DGS), as provided in Section 7.4 below shall be completed within one year from the date hereof ("Approved Appraisal") and a copy shall be promptly provided to Scotia. Scotia shall have the right within 15 days after receipt of the Approved Appraisal to terminate this Agreement upon notice to the State if it determines, in its reasonable discretion, that the methodology of such Approved Appraisal was improperly chosen or applied inappropriately. In such event (a) this Agreement and the Escrow shall automatically terminate, (b) all funds and documents delivered by either
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party to the Escrow shall be returned to the party having delivered the same,
(c) all escrow cancellation charges shall be paid 50% by State and 50% by Scotia, and (d) neither party shall have any further liability hereunder.

          ARTICLE 3:  PROCEDURE AFTER OBTAINING APPROVED APPRAISAL

     3.1 FMV Less Than $79,650,000. If the FMV set forth in the Approved Appraisal is less than $79,650,000, then Scotia shall have the right to terminate this Agreement by giving written notice to State within 30 days after Scotia's receipt of the Approved Appraisal (the "Termination Period"); provided, however, that Scotia's failure to timely give said notice shall be deemed an election to proceed. Upon State's receipt of Scotia's notice of termination, this Agreement shall automatically terminate, and neither party shall have any further liability hereunder. However, if the Termination Period passes and Scotia has not given notice of termination as described above, then (a) the Consideration Amount shall equal the FMV as provided in Section 2.1 above, (b) promptly after expiration of the Termination Period the parties shall deliver a fully executed original of this Agreement to the "Title Company" (as defined below), together with a copy of the Approved Appraisal, and (c) the parties shall proceed to close the transaction herein as soon as possible but in no event later than the "Outside Date" (as defined below).

     3.2 FMV Greater Than or Equal to $79,650,000. If the FMV set forth in the Approved Appraisal is more than or equal to $79,650,000, then (a) the Consideration Amount shall equal $79,650,000 as provided in Section 2.1 above,
(b) the parties shall promptly deliver a fully executed original of this Agreement to the Title Company, and (c) the parties shall proceed to close the transaction herein as soon as possible but in no event later than the Outside Date.

                            ARTICLE 4: OPENING ESCROW

     4.1 Opening Escrow. Within 30 days after completion of the Approved Appraisal, an escrow shall be opened at a title company selected by the State. Title Company shall be the party responsible for filing the required Form 1099B (or other required form) with the U.S. Internal Revenue Service.

     4.2 Escrow Instructions. This Agreement constitutes escrow instructions to Title Company. State and Scotia shall promptly execute such supplemental escrow instructions as Title Company shall reasonably request; provided, however, that if there is any inconsistency between the terms of this Agreement and such supplemental escrow instructions, the terms of this Agreement shall control.

     4.3 Schedule for Closing. The closing of the transaction contemplated herein (the "Closing") shall occur at the time that all the conditions precedent set forth in Article 7 hereof have been satisfied or waived, all of the fully-executed documents and funds described in Article 6 hereof have been delivered to Title Company, and on the day the "Grant Deed" (as defined below) is recorded with the Humboldt County Recorder (the "Closing Date"). The Closing shall occur no later than the "Outside Date," as defined in Section 4.4 hereof.

     4.4 Outside Date. The deadline for closing the Escrow (the "Outside Date") shall be June 30, 2001; however, the Outside Date shall be moved to an earlier date in the event any statute enacted hereafter attempts to repeal that date. Such earlier date shall be 10 days before the effective date of the statute seeking to repeal such date.

                           ARTICLE 5: REVIEW OF TITLE

     5.1 Title Report. Promptly after execution of this Agreement, State and/or Transferor shall order from Title Company a preliminary report on the Property (the "Preliminary Report") and copies of all documents relating to title exceptions referred to in the Preliminary Report. After receiving the Preliminary Report and documents, State shall have 30 days within which to notify Scotia in writing of any reasonable objection State may have to any of the "Non-Monetary Exceptions" (as defined below) reported in the Preliminary Report, together with an explanation for its objection to any Non-Monetary Exception. State's failure to object, with an explanation, where required, to any exception within said 30 days shall be deemed State's approval thereof.

     5.2 Monetary Exceptions. State's title to the Designated Lands shall be delivered free of monetary exceptions, except the lien of the Deed of Trust, if applicable. Scotia shall be required to remove all other monetary exceptions prior to the Outside Date or, at Scotia's election, they may be paid at the Closing out of Scotia's proceeds.

     5.3 Non-Monetary Exceptions. If, before the deadline established pursuant to Section 5.1 above, State reasonably objects, with an explanation, to any exceptions that are not monetary exceptions ("Non-Monetary Exceptions"), then Scotia shall have until 10 days prior to the Outside Date (the "Elimination Deadline") within which to attempt to eliminate such disapproved Non-Monetary Exceptions. At any time on or prior to the Elimination Deadline, Scotia may notify State that Scotia is unable or unwilling to remove any disapproved Non-Monetary Exception, and
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unless State delivers notice to Scotia waiving its disapproval within 5 days following Scotia's notice, then (a) this Agreement and the Escrow shall automatically terminate, (b) all funds and documents delivered by either party to the Escrow shall be returned to the party having delivered the same, (c) all escrow cancellation charges shall be paid 50% by State and 50% by Scotia, and
(d) neither party shall have any further liability hereunder.

     5.4 Permitted Exceptions. Any exceptions not timely and properly objected to by State pursuant to this Article 5, and any exceptions as to which State has waived its objection pursuant to Section 5.3 above, shall be referred to herein as "Permitted Exceptions". It is agreed that those title items which are substantially the same as the United States has accepted title to with regard to its acquisition of the Headwaters Forest shall be deemed Permitted Exceptions.

                        ARTICLE 6: DELIVERIES INTO ESCROW

     6.1 Documents to be Delivered by Scotia. No later than one (1) business day before the Outside Date, Scotia shall deliver or cause to be delivered to Title
Company:

          (a) A recordable grant deed (the "Grant Deed"), duly executed and acknowledged by Transferor, conveying the Property any designee of the State capable of holding title to the Property (the "Designee").

          (b) An Affidavit executed by each Transferor entity stating that such entity is not a "foreign person" under Section 1445(b) of the Internal Revenue Code; and a FTB Form 590 executed by each such entity (collectively, the "Affidavits").

          (c) Natural Hazard Disclosure Statements executed by each Transferor, in the form of Exhibit B hereto (collectively, the "Disclosures").

          (d) A recordable right of entry or easement agreement among State, Scotia and such affiliates of Scotia as Scotia may designate prior to the Closing, providing roadway access to Scotia and such affiliates across the Property, in form reasonably acceptable to the parties hereto (the "Palco Right of Entry"), executed and acknowledged by Scotia and each such affiliate and a recordable right of entry or easement agreement among State, Scotia, such affiliates of Scotia or unaffiliated third parties as Scotia may designate prior to the Closing providing roadway access to the Designated Lands in favor of the State or the Designee, in form reasonably acceptable to the parties hereto (the "State Right of Entry"). In the case of the Scotia Right of Entry, it shall be over portions of the Property reasonably acceptable to the parties, or, in the case of the State Right of Entry, it shall be over portions of other real property owned by Scotia or its affiliates, or unaffiliated third parties reasonably acceptable to Scotia. Such respective rights of entry or easements shall be reasonably sufficient to provide access to (i) the Property, in the case of the State Right of Entry, or
(ii) other real property owned by Scotia or its affiliates, in the case of the Scotia Right of Entry.

     6.2 Funds and Documents to be Delivered by State. Not later than one (1) business day before the Outside Date, State shall deliver or cause to be delivered to Title Company:

          (a) Immediately available funds, in an amount (i) equal to the Consideration Amount, (ii) or equal to one quarter of the total Consideration Amount, in which event the State shall also deliver the Debt Instruments. All funds received in the Escrow may be deposited with other escrow funds in a general escrow account of Title Company and may be transferred to any other general escrow account or accounts.

          (b) A certificate of acceptance of the Grant Deed, executed by State (the "Acceptance").

          (c) A copy of each Disclosure, originally executed by State as the "Transferee" thereunder.

          (d) The Scotia Right of Entry and State Right of Entry, each duly executed and acknowledged by State.

                ARTICLE 7:  CONDITIONS PRECEDENT TO CLOSING

     Each party's obligation to perform under this Agreement and the Closing shall be conditioned upon satisfaction of each of the conditions precedent which are listed below for the benefit of such party. No waiver of a condition precedent by any party shall be effective or enforceable unless in writing signed by the party(ies) for whose benefit such condition is included herein. The following are the conditions:

     7.1 Delivery of Documents and Funds. For the benefit of State on the one hand and Scotia on the other hand, the timely delivery to Title Company of all documents and funds which this Agreement requires the other party to deliver or cause to be delivered to Title Company.

     7.2 Title. For the benefit of State, Title Company shall be irrevocably committed to issue, upon the Closing, a CLTA extended form of title insurance policy in the amount determined by State as appropriate, but not greater than the Consideration Amount, covering the Property and showing State as the owner, subject only to the Permitted Exceptions (the "Title Policy") and a mortgagee's title policy in the amount of the Note, as may be requested by Scotia, in connection with recordation of the Deed of Trust if so elected by Scotia.

     7.3 WCB Approvals. For the benefit of State, notwithstanding the approval of the State of California Wildlife Conservation Board ("WCB") authorizing execution of this Agreement, the WCB shall have taken the following actions, which actions the State hereby acknowledged were taken on February 25, 1999:

          (a) On or before March 1, 1999, it shall have approved and authorized the acquisition of the Property; and

          (b) On or before March 1, 1999, it shall have allocated such funds as are necessary to carry out said acquisition.

     7.4 DGS Approval. For the benefit of State on the one hand and Scotia on the other hand, the DGS Approval shall have been received, and all appraisal and transaction documents shall have been approved by the DGS. State shall promptly submit all appraisal and transaction documents to DGS for its review and approval as they become available. The DGS shall not unreasonably withhold or delay its approval of any documents submitted pursuant to this Section 7.4.

                 ARTICLE 8:  CERTAIN COMMITMENTS BY SCOTIA

     Scotia shall not take (and shall ensure that any other Transferor(s) shall not take) any of the following actions prior to the Closing without the prior written consent of State, which consent shall not be unreasonably withheld, conditioned or delayed:

     8.1 Agreements. Make or allow to be made, extend or allow to be extended any leases, contracts, options or agreements whatsoever affecting the Property, except those which can be terminated on 30 days' or less notice, and except those not prohibited by AB 1986; and

     8.2 Encumbrances. Cause or permit any lien, encumbrance, mortgage, deed of trust, restriction, or easement to be placed upon the Property after the date of this Agreement; provided, however, that any such action shall be permitted if not prohibited by AB 1986 and if Scotia causes such lien or encumbrance to be removed on or prior to the Closing.

                         ARTICLE 9: HAZARDOUS MATERIALS

     9.1 Definitions. As used in this Article 9, the following terms shall have the following meanings:

          (a) "Hazardous Material" means any substance or waste containing hazardous substances, pollutants or contaminants as those terms are defined, designated, classified or listed in the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. as amended ("CERCLA") and the regulations promulgated thereunder, and any other substance or waste similarly defined, designated, classified, listed or identified in any other "Environmental Laws," as defined below. This definition specifically includes asbestos-containing material, petroleum, and any fraction thereof, petroleum-based products and polychlorinated biphenyls ("PCBs").

          (b) "Environmental Laws" means all applicable federal, state, and local laws, regulations and ordinances or binding determinations of any governmental authority governing the manufacture, import, use, handling, storage, transport, processing, release or disposal of substances or wastes deemed hazardous, toxic, dangerous or injurious to public health or to the environment or relative to air quality, water quality, solid waste management, hazardous waste management, hazardous or toxic substances or protection of human health or the environment, including, but not limited to, CERCLA, the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.) ("RCRA"), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), and the Federal Insecticide, Fungicide, Rodenticide Act (7 U.S.C. Section 136 et seq.), as each of these laws have been amended through the date of this Agreement, and any analogous state or local statutes and regulations promulgated pursuant thereto, as the same have been amended through the date of this Agreement.

     9.2 Representation and Warranty. Scotia represents and warrants to State as of the date of this Agreement and as of the Closing Date, there are no facts indicating the presence of any Hazardous Materials on, in or under the Property. Scotia hereby agrees to indemnify and hold the State harmless with regard to the breach of this Section 9.2 except with respect to Hazardous Materials deposited by or through the State. This Section 9.2 shall survive the Closing.

                         ARTICLE 10: CLOSING THE ESCROW

     10.1 The Closing. When all of the conditions precedent to the Closing set forth in Article 7 hereof have been satisfied, then Title Company shall date all undated documents as of the Closing Date, attach the Acceptance to the Grant Deed, to the extent counterparts of documents have been provided, detach and re-attach signature pages so that there are fully executed sets of the documents, prorate items (if any) set forth in Article 11, pay all fees and expenses incident to the Escrow as set forth in Article 12 and, in the following order:

          (a) Record the Grant Deed and the Acceptance in the Official Records of Humboldt County.

          (b) Record the Deed of Trust (if applicable) in the Official Records of Humboldt County.

          (c) Record the Scotia Right of Entry and the State Right of Entry in the Official Records of Humboldt County.

          (d) Deliver to Scotia the Note (if applicable), and one fully executed set of Disclosures.

          (e) Deliver to State the Affidavits and one fully executed set of Disclosures.

          (f) Deliver to Scotia (or as otherwise directed by Scotia) by wire transfer in accordance with wiring instructions to be provided by Scotia or such other recipient, an amount equal to the Consideration Amount, or one quarter the Consideration Amount, as applicable, adjusted by deducting Scotia's share of closing costs, if any, and deducting any net debit or crediting any net credit to Scotia's account by reason of prorations.

          (g) Deliver to State the Title Company's check for any excess funds deposited into the Escrow after payment of all closing costs.

          (h) Deliver to State the Title Policy in triplicate as soon as possible after the Closing.

          (i) Deliver to Scotia its mortgagee's title policy, if applicable, in triplicate as soon as possible after the Closing.

          (j) Deliver conformed copies of all the recorded documents to State and Scotia at the addresses set forth in Section 13.6 hereof.

     10.2 Escrow Termination. If for any reason the Escrow has not closed by 11:59 p.m. on the Outside Date, then (a) the Escrow shall be deemed terminated automatically without further action by either party, (b) any documents and/or funds deposited with Title Company shall be returned to the party depositing the same (less escrow cancellation charges chargeable to such party from any such funds), without any further consent from any other party to the Escrow, and (c) all escrow cancellation charges shall be paid 50% by State and 50% by Scotia. The termination of the Escrow as provided herein shall be without prejudice to the legal and equitable rights a party has against the other party under this Agreement for breach.

                             ARTICLE 11: PRORATIONS

     11.1 Real Property Taxes Affecting the Property. Scotia shall cause all property taxes, assessments, penalties and interest, if any, for all periods prior to the Closing to be paid prior to the Closing. Scotia shall be solely responsible for obtaining any refund from the County of Humboldt of real property taxes caused to be paid by Scotia or a Transferor and affecting the Property for the period after the Closing. The State shall, upon demand, promptly execute and deliver any documents or instruments reasonably requested by Scotia in order to facilitate obtaining such refund.

     11.2 Timber Yield Taxes. Scotia or the Transferor(s) shall be responsible for paying any timber yield taxes with respect to the Property attributable to the period prior to the Closing relating to the Property.

     11.3 Proration Date. All prorations shall be as of the Closing, it being specifically understood that State will not be responsible for payment of any taxes.

                            ARTICLE 12: CLOSING COSTS

     12.1 State's Responsibility. State shall be responsible for payment of any costs of recording any conveyancing documents, any documentary transfer taxes, the title insurance premiums for the Title Policy and all endorsements thereto, and Title Company's escrow fees.

     12.2 Legal Fees. Each party shall bear its respective legal fees and expenses incurred in negotiating, documenting and closing this transaction.

                   ARTICLE 13:  MISCELLANEOUS PROVISIONS

     13.1 Waiver; Remedies; Modification. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. A modification of any provision herein contained, or any other amendment to this Agreement, shall be effective only if the modification is in writing and signed by all the parties hereto.

     13.2 Applicable Law. This Agreement shall in all respects be governed by the laws of State of California applicable to agreements executed and to be wholly performed within this State without regard to principles of conflict of law.

     13.3 Attorneys' Fees. Should any party hereto commence any action or proceeding to enforce any provision of this Agreement or for damages by reason of an alleged breach of any provision of this Agreement or for declaratory relief, the prevailing party shall be entitled to recover from the losing party or parties such amount as the court may adjudge to be reasonable attorneys' fees for services rendered to the prevailing party in such action or proceeding.

     13.4 Separate Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original. Such counterparts shall, together, constitute and be one and the same instrument.

     13.5 Notices. Any notice or demand required herein shall be given personally, by certified or registered mail, postage prepaid, return receipt requested, by confirmed fax, or by reliable overnight courier to the address of the respective parties set forth below. Any notice served personally shall be deemed delivered upon receipt, served by facsimile transmission shall be deemed delivered on the date of receipt as shown on the received facsimile, and served by certified or registered mail or by reliable overnight courier shall be deemed delivered on the date of receipt as shown on the addressee's registry or certification of receipt or on the date receipt is refused as shown on the records or manifest of the U.S. Postal Service of such courier. Each party hereto, may from time to time designate any other address for this purpose by written notice to the other parties. Notices shall be given as follows:

          If to Scotia or any other Transferor, to:
               Scotia Pacific Company LLC
               125 Main Street, Second Floor
               P. O. Box 212
               Scotia, California 95565

               Attn.:  President
               Facsimile No.:  (707) 764-4400

          with a copy to:

               Scotia Pacific Company LLC
               San Felipe, Suite 2600
               Houston, Texas 77057
               Attn.:  Managing Counsel/Real Estate
               Facsimile No.:  (713) 267-3702

          and with a copy to:

               Nossaman, Guthner, Knox & Elliott, LLP
               445 South Figueroa Street - 31st Floor
               Los Angeles, California 90071-1602
               Attn.:  Howard D. Coleman, Esq.
               Facsimile No.:  (213) 612-7801

          If to State, to:

               The Resources Agency
               Department of Fish & Game
               Wildlife Conservation Board
               801 K Street, Suite 806
               Attn.:  W. John Schmidt, Executive Director
               Facsimile No.:  (916) 323-0280

     13.6 Captions, Number and Gender, Exhibits. The captions appearing at the commencement of the paragraphs sections and subsections hereof are descriptive only and for convenience in reference. Any reference to a section herein includes all subsections thereof. Should there be any conflict between any such caption and the article, paragraph or subparagraphs at the head of which it appears, the article, paragraph or subparagraph and not the caption shall control and govern the construction of this Agreement. In this Agreement, the masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others whenever the context so requires. All exhibits attached hereto and referenced in the body of this Agreement are incorporated herein by such reference.

     13.7 Survival. All representations, covenants and agreements made and all obligations to be performed under the provisions hereof to the extent not performed at or before the Closing shall survive for a period of one year from the Closing and shall not be deemed to merge with the grant deed or upon delivery or acceptance thereof.

     13.8 Further Action. Each party hereto shall, on or before the Closing, duly execute and deliver such papers, documents and instruments and perform all acts reasonably necessary or proper to carry out and effectuate the terms of this Agreement.

     13.9 Performance. Time is of the essence of this Agreement and of each provision hereof.

     13.10 No Presumption Regarding Drafter. The parties hereto acknowledge and agree that the terms and provisions of this Agreement have been negotiated and discussed among the parties, and that this Agreement reflects their mutual agreement regarding the subject matter of this Agreement. Because of the nature of such negotiations and discussions, no party shall be deemed to be the drafter of this Agreement, and therefore no presumption for or against the drafter shall be applicable in interpreting or enforcing this Agreement.

     13.11 Days and Months. Unless otherwise stated, all references to days or months herein shall be references to calendar days or calendar months.

     13.12 Severability. If any provision of this Agreement is found invalid or unenforceable, such provision shall be enforced to the maximum extent possible and the other provisions shall remain in full force and effect to the extent they can be reasonably applied in the absence of such invalid or unenforceable provision.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                              SCOTIA PACIFIC COMPANY, LLC,
                              a Delaware limited liability company
                              By:  /s/ John A. Campbell
                                   John A. Campbell
                                   President and CEO

                              STATE OF CALIFORNIA ACTING BY AND
                              THROUGH THE WILDLIFE CONSERVATION BOARD
                              By:  /s/ W. John Schmidt
                                   W. John Schmidt
                                   Executive Director

APPROVED:

DEPARTMENT OF GENERAL
SERVICES OF THE STATE
OF CALIFORNIA

By:  [signature illegible]
          Director

                                    EXHIBIT B

                       NATURAL HAZARD DISCLOSURE STATEMENT

The Transferor, The Pacific Lumber Company, discloses the following information with the knowledge that even though this is not a warranty, prospective buyers may rely on this information in deciding whether and on what terms to purchase the subject property.

THE FOLLOWING ARE REPRESENTATIONS MADE BY THE TRANSFEROR AND HIS OR HER AGENT(S) BASED ON THEIR KNOWLEDGE AND MAPS DRAWN BY THE STATE. THIS INFORMATION IS A DISCLOSURE AND IS NOT INTENDED TO BE PART OF ANY CONTRACT BETWEEN THE TRANSFEREE AND THE TRANSFEROR.

THIS REAL PROPERTY LIES WITHIN THE FOLLOWING HAZARDOUS AREA(S):

A SPECIAL FLOOD HAZARD AREA (Zone "A") designated by the Federal Emergency Management Agency.

Yes _______    No _______     Do not know/information not available from
                              local jurisdiction _____X______

AN AREA OF POTENTIAL FLOODING shown on an inundation map pursuant to Section 8589.5 of the Government Code.

Yes _______    No _______     Do not know/information not available from
                              local jurisdiction _____X______

A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to Section 51179 of the Government Code. The owner of this property is subject to the maintenance requirements of Section 51182 of the Government Code.

Yes _______    No _______

A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISKS AND HAZARDS pursuant to Section 4125 of the Public Resources Code. The owner of this property is subject to the maintenance requirements of Section 4291 of the Public Resources Code. Additionally, it is not the state's responsibility to provide fire protection services to any building or structure located within the wildlands unless the Department of Forestry and Fire Protection has entered into a cooperative agreement with a local agency for those purposes pursuant to
Section 4142 of the Public Resources Code.

Yes _______    No _______

AN EARTHQUAKE FAULT ZONE pursuant to Section 2622 of the Public Resources Code.

Yes _______    No _______

A SEISMIC HAZARD ZONE pursuant to Section 2696 of the Public Resources Code.

Yes _______    No _______

THESE HAZARDS MAY LIMIT YOUR ABILITY TO DEVELOP THE REAL PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER.

Transferor, The Pacific Lumber Company, certifies that the information herein is true and correct to the best of the Transferor's knowledge as of the date signed by the Transferor.

The Pacific Lumber Company

By:__________________________      Date_______________________________
Name:________________________
Title:_______________________

Transferee, the United States of America, certifies that he or she has read and understands this document.

The United States of America

By:__________________________      Date_______________________________
Name:________________________
Title:_______________________